Exhibit 99.2
Robbins & Myers, Inc. and T-3 Energy Services, Inc. Investor Presentation October 06, 2010 Pete Wallace, CEO Robbins & Myers Steve Krablin, CEO T-3 Chris Hix, CFO Robbins & Myers Saeid Rahimian, President Robbins & Myers FMG

Forward-Looking Statements Statements set forth in this presentation that are not historical facts, including statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing), the attributes of T-3 Energy Services, Inc. (T-3) as a subsidiary of Robbins & Myers, Inc. (R&M) and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies' control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements. These risks and uncertainties include, but are not limited to: the failure of the shareholders of R&M or the stockholders of T-3 to approve the merger; satisfaction of the conditions to the closing of the merger (including the receipt of regulatory approvals; potential uncertainties regarding market acceptance of the combined company; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to integration of T-3's businesses and operations; delays, costs and difficulties relating to the merger; the inability to or delay in obtaining cost savings and synergies from the merger; inability to retain key personnel; changes in the demand for or price of oil and/or natural gas, which has been significantly impacted by the worldwide recession and the worldwide financial and credit crisis; a significant decline in capital expenditures; the ability to realize the benefits of restructuring programs; increases in competition; changes in the availability and cost of raw materials; foreign exchange rate fluctuations as well as economic or political instability in international markets and performance in hyperinflationary environments, such as Venezuela; work stoppages related to union negotiations; customer order cancellations; the possibility of product liability lawsuits that could harm our businesses; events or circumstances which result in an impairment of, or valuation against, assets; the potential impact of U.S. and foreign legislation, government regulations, and other governmental action, including those relating to export and import of products and materials, and changes in the interpretation and application of such laws and regulations; the outcome of audit, compliance, administrative or investigatory reviews; proposed changes in U.S. tax law which could impact our future tax expense and cash flow; decline in the market value of our pension plan investment portfolios; and other important risk factors discussed more fully in R&M's and T-3's reports on Form 10-K for the years ended August 31, 2009 and December 31, 2009, respectively; their respective recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; their joint proxy statement/prospectus to be filed with the Securities and Exchange Commission ("SEC"); and other reports filed by them from time to time with the SEC. Neither R&M nor T-3 undertake any obligation to revise or update publicly any forward-looking statements for any reason. Additional Information In connection with the proposed merger, R&M and T-3 intend to file documents relating to the proposed merger with the SEC, including a registration statement of R&M, which will include a joint proxy statement of R&M and T-3. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT R&M, T-3 AND THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the registration statement and the joint proxy statement/prospectus (when they are available) and other documents containing information about R&M and T-3, without charge, at the SEC's web site at www.sec.gov. Copies of R&M's SEC filings also may be obtained for free by directing a request to Robbins & Myers, Inc., 51 Plum Street, Suite 260, Dayton, Ohio 45440, +1-(937)-458-6600. Copies of T-3's SEC filings also may be obtained for free by directing a request to T-3 Energy Services, Inc., 7135 Ardmore, Houston, Texas 77054, +1-713-996-4110. Participants in the Solicitation R&M and T-3 and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the merger. Information about these persons can be found in R&M's Annual Report on Form 10-K for its fiscal year ended August 31, 2009, as filed with the SEC on October 26, 2009, R&M's proxy statement relating to its 2010 Annual Meeting of Shareholders, as filed with the SEC on December 4, 2009, T-3's proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on April 30, 2010, and T-3's Current Report on Form 8-K filed with the SEC on June 16, 2010. These documents can be obtained free of charge from the sources indicated above. Additional information about the special interests of these persons in the proposed merger will be included in the registration statement and the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed merger. Cautionary Statements Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 1

Discussion of Q4 and Full Year FY 2010 Results

2010 Year in Review Closely managed spending and working capital Maintained operating profit flow-through at 42% with a 9% reduction in annual sales Working capital reductions contributed $38 million to near-record operating cash flow Continued to support programs with longer-term benefits Businesses began recovering as year unfolded Energy business snapped back strongly; on-going industrial business recovery; late-cycle Western chemical market recovery yet to unfold Finished the year on a high note All businesses growing, profitable in Q4 2010 M&A program aligned with corporate strategy T-3 acquisition supports our strategic direction Exceeded Profit Expectations in 2010; Well-Positioned for 2011 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 3

Annual Financial Performance DEPS Ex-Special Items Cash from Operating Activities Adjusted EBIT Margin %s Sales Fiscal Years End August 31 (Millions, except DEPS) See appendix for reconciliations. $625 $695 $787 $640 $585 2006 2007 2008 2009 2010 7.4 13.1 15.6 11.6 9.2 2006 2007 2008 2009 2010 $1.09 $1.42 $2.34 $1.66 $0.63 2006 2007 2008 2009 2010 $88 $52 $90 $65 $41 2006 2007 2008 2009 2010 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 4

Favorable Order Trends ($ Millions) Robbins & Myers Fluid Management Group Process Solutions Group Romaco Backlog Orders Healthier Conditions Across Our Businesses Romaco historical backlog adjusted for Q2 10 cancellation of $9 million FY 2006 order. 0 50 100 150 200 250 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 0 20 40 60 80 100 120 140 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 0 20 40 60 80 100 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 0 10 20 30 40 50 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 5

Energy Market Update North American Drilling Rigs Oil & Gas Commodity Prices Sources: Rig Counts, Baker Hughes. Commodity Spot Prices, EIA. Robust Demand for Products Serving Energy Markets $0 $2 $4 $6 $8 $10 $12 $14 $16 Sep-05 Jan-06 May-06 Sep-06 Jan-07 May-07 Sep-07 Jan-08 May-08 Sep-08 Jan-09 May-09 Sep-09 Jan-10 May-10 Sep-10 $0 $20 $40 $60 $80 $100 $120 $140 $160 Gas Oil 0 200 400 600 800 1,000 1,200 Sep-05 Feb-06 Jul-06 Dec-06 May-07 Oct-07 Mar-08 Aug-08 Jan-09 Jun-09 Nov-09 Apr-10 Sep-10 Directional Horizontal Vertical Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 6

US Chemical Market Update US Chemical Plant Capacity Utilization Source: economagic.com Market Improved; Slow Recovery in Western Chemical Markets 60 65 70 75 80 85 08/05 11/05 02/06 05/06 08/06 11/06 02/07 05/07 08/07 11/07 02/08 05/08 08/08 11/08 02/09 05/09 08/09 11/09 02/10 05/10 08/10 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 7

Fourth Quarter Overview Quarterly orders for all business platforms increased year-over-year and sequentially Backlog of $175mm is highest level in 18 months, supports expectation for higher sales in FY 2011 Highest sales level in two years Chemineer, PSG labor agreements finalized European restructuring plan agreed with union; costs recorded in Q4 2010, actions start in October Big year-end push in working capital generated significant cash flow Ended Year with $149 Million of Cash and No Debt For the Quarter Ended August 31, 2010 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 8

Q4 2010 Financial Highlights DEPS Ex-Special Items Cash from Operating Activities Adjusted EBIT Margin %s Sales (Millions, except DEPS) +15% +17% +36% +410bps Strong Finish to Fiscal 2010 See appendix for reconciliations. $155 $129 $130 $147 $178 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 9.5 7.5 5.0 8.9 13.6 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 $31 $28 $18 $11 $27 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 $0.53 $0.18 $0.13 $0.25 $0.39 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 9

Segment Highlights FMG PSG Romaco All Businesses Showed Sequential Improvements in Q4 Energy markets strong, industrial markets improving Chemineer union contract signed; $9mm order from China booked in Q4 2010 $1mm charge in Q4 2010 for Venezuela FX Building-out product management structure Little improvement in Western chemical markets; Asian markets remain healthy Restructuring in Europe agreed with union; first phase costs of $2.8mm accrued in Q4 2010 and will be implemented this month; expect $1.6mm annualized benefit New labor agreement signed in US Good progress on global standardization Strong orders in Q4 2010 Full funnel of sales prospects Sold excess property in Q4 2010 for small gain ($ Millions) See appendix for reconciliations. Sales Op. Profit 93.5 79.8 67.0 68.2 68.0 24.9 20.1 13.6 16.7 12.3 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 46.4 39.9 39.9 43.5 50.5 0.1 -1.9 -2.5 -1.7 1.1 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 36.7 17.8 23.1 27.3 38.5 3.7 -0.8 0.3 1.4 3.0 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 10

PSG Global Standardization Project launched in 2009 and focused initially on Europe and Americas Objective of project is to standardize designs to increase operating flexibility and lower costs Common materials now being used Many components have been standardized New features introduced into US market (e.g., improved service access, mixing designs) Customer offerings take advantage of standardization Creating a Unified Global Business Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 11

2011 Enterprise Focus Areas Successfully integrate T-3 Take our Lean journey to the next level to increase savings and improve competitive advantage Develop sales, marketing and product management capabilities Drive performance with strategy deployment Commercialize new products Improve PSG cost structure Driving the Enterprise Agenda for Profitable Growth Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 12

Assumes energy markets remain supportive, industrial markets continue to improve, Western chemical markets begin to improve in calendar 2011 Most top-line lift comes from volume; little price benefit forecasted Planning to capture at least $2mm of annualized benefit from restructuring Expect typical profile of increasing performance throughout the year Expect high levels of working capital efficiency offset by business growth Expect cap-ex of $15mm or more Mid-30s tax rate expected FY 2011 DEPS Forecast DEPS Ex-Special Items $1.45- $1.65 Favorable Business & Market Momentum Heading into 2011 See appendix for reconciliations. Does Not Include T-3 Acquisition Q1: $0.25- $0.35. $1.09 $1.42 $2.34 $1.66 $0.63 2006 2007 2008 2009 2010 2011 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 13

Summary Businesses improved as FY 2010 unfolded Operating capabilities strengthened Resources and focus shifting to support growth agenda Fourth quarter FY 2010 positive momentum should carry into FY 2011 Focused on Creating Long-Term Shareholder Value Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 14

Acquisition of T-3 Energy Services, Inc.

A Compelling Transaction Expands Robbins & Myers' attractive energy business within highly-profitable Fluid Management Group Expands Robbins & Myers' base of recurring, higher-margin after-market business Enhanced scale creates stronger platform for global growth Financially attractive Accretive to Robbins & Myers in first full year of ownership, excluding short- term purchase accounting effects on inventory 17% premium to T-3 stockholders based on yesterday's closing price (25% premium to 10-day volume weighted average share price) Delivers synergies and maintains Robbins & Myers' unlevered balance sheet Creating Long-Term Value for Robbins & Myers and T-3 Shareholders Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 16

Transaction Summary Terms Pro Forma Ownership Expected Closing Date Financial Impact Governance ? T - 3 shareholders to receive 0.894 shares of Robbins & Myers ("RBN") and $ 7.95 in cash per share of T - 3 » Approximately 12.3 million new RBN shares to be issued » Approximately $ 110 million of total cash consideration ? Transaction value: Approximately $ 422 million ? RBN s hares received by T - 3 shareholders expected to be t ax - free ? Robbins & Myers shareholders: 73% ? T - 3 Shareholders: 27% ? Expected to be accretive to RBN in first full year of ownership by approximately $0. 10 per share , excluding one - time transaction costs ? Expected to generate annualized cost synergies of $ 9 million in FY2012 » Consists of corporate overhead and low - cost sourcing opportunities » Excludes potential savings from cross - selling opportunities ? Strong pro forma balance sheet and cash-generating potential ? Late calendar 2010 or early calendar 2011 ? Pending SEC and other Government agency reviews (including HSR) ? Shareholder vote required by both RBN and T - 3 ? Existing RBN management and board members will lead the combined companies Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 17

T-3 Energy Services Overview Manufactures and repairs: Pressure and flow control equipment for drilling and completion of oil & gas wells Wellhead equipment for completion of oil & gas wells Equipment for production and transportation of oil & gas Land-based and off-shore applications Primarily North American customers; global installations Customers include: Drilling and service companies Independent producers and national energy companies Pipeline companies Superior delivery and performance Strong after-market support Well-Positioned in Growing Energy Markets Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 18

T-3 Product & Service Profile Growing Installed Base Expands Aftermarket Opportunity Growing Installed Base - BOP Units Sold PCG WHS PVS Sales 158.2 44.7 13.3 Product/Service Focus Areas: Blowout Preventers (BOPs) Control Systems Chokes Valves Manifolds Wellhead Equipment Pressure Control Pipeline Valve Wellhead Based on 2009 sales. T-3 fiscal years end December 31. 302 544 754 912 995 95 2005 2006 2007 2008 2009 09/10 YTD Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 19

T-3 Performance History Recent Increases in Orders Support Stronger H2 2010 Performance Sales Adjusted EBITDA ($ Millions) Orders 163 217 285 219 193 33 49 66 37 27 2006 2007 2008 2009 2010 TTM 42 43 46 50 63 51 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 20

Strategically Compelling Business Fit Similar Business Models and Strengths + = Complementary product and service offerings Strong brand names Creates a platform for global growth Shared focus on after-market and customer support Combination of strong financial profiles Attractive sales growth realized during last energy cycle Mid-30% gross margins with mid-teens operating margins Strong free cash flow generation Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 21

Complementary Product Offerings Drilling Systems Artificial Lift Systems Tubing Wear Solutions Pipeline Closures Gen’l Oilfield Products Pressure Control Products Pipeline Valves Wellhead Products Expanded Product and Service Offerings to Customers Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 22

A Broader Product Line Drilling & Exploration Completion & Production Pipeline & Transmission Standpipe Manifold Choke & Kill Master Bushing Surface Control System Manifold Blowout Preventer Stack Remote Control System Panel Power Section Down-Hole Pump Rod Guides Closures Pipeline Valves Tubing Rotators Wellhead & Gen’l Products Drive Systems Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 23

Stronger Platform for Global Growth Robbins & Myers Fluid Management Group T-3 Energy Services 1 1 Includes T-3 Energy Services' unconsolidated Joint Ventures in Dubai and Mexico Primary North American Locations Primary International Locations Larger Sales & Service Footprint; Cross-Selling Opportunities Other Robbins & Myers’ Locations Country/State Operational Footprint Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 24

Focus on Higher Margin After-Market Builds on Attractive Oil & Gas Business in RBN's Fluid Management Group Expands RBN's Attractive Energy Platform Increases Base of Higher- Margin Recurring Business 1 T-3 Energy Services aftermarket includes resale parts and OEM parts Pro Forma Pharmaceutical Specialty Chemicals Oil & Gas Other 0.21 0.27 0.33 0.2 Specialty Chemical Pharma Oil & Gas Other Pharmaceutical Specialty Chemicals Oil & Gas Other 0.14 0.2 0.52 0.14 Specialty Chemical Pharma Oil & Gas Other AM OE 0.29 0.71 AM OE 0.32 0.68 Original Equipment Aftermarket Original Equipment Aftermarket 29% 32% 33% 52% Based on 2009 sales. Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 25

Attractive Transaction Expect combined FY 2011 pro forma sales > $850 million Expect < $0 net debt following transaction Estimated total annual synergies of $9 million in FY 2012 Corporate cost reductions Low cost sourcing Excludes potential incremental sales synergies and cross-selling opportunities Complementary products and services with little direct overlap Strong Balance Sheet Supports Future Strategic Growth Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 26

Strategically Compelling Business Fit Complementary Product Offerings and Customer Focus Synergy Potential Attractive Financial Profile Focus on Recurring, Higher Margin After-Market Stronger Platform for Global Growth A Great Combination / Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 27

Appendix

Appendix – RBN Reconciliations

Robbins & Myers, Inc.
Reconciliation of Net Income to EBIT, Adjusted EBIT, and Adjusted EBITDA
Reconciliation of Diluted Earnings per Share to Diluted Earnings per Share excluding Special Items
Millions

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	PSG Segment Q4 2010	2006	2007	2008	2009	2010
Net income	$ 12,807	$ 6,030	$ 4,193	$ 8,162	$ 14,812		$(19,587)	$ 50,705	$ 87,402	$ 55,364	$33,197
Interest expense	140	143	161	102	(211)		12,946	5,243	2,031	382	195
Income taxes	1,537	3,367	1,932	4,650	6,587		12,589	36,866	39,099	17,412	16,536
Minority interest	260	196	260	164	330		1,560	1,468	2,132	1,210	950
EBIT	14,744	9,736	6,546	13,078	21,518	(2,653)	7,508	94,282	130,664	74,368	50,878
Depreciation & amortization	4,082	4,194	4,031	3,906	3,499		18,578	16,624	16,249	16,226	15,630
EBITDA	18,826	13,930	10,577	16,984	25,017		26,086	110,906	146,913	90,594	66,508
Special items:											
Property sale gain	-	-	-	-	-	-	(1,800)	(6,339)	(1,934)	-	-
Business disposition gain	-	-	-	-	-	-	(8,144)	-	(5,697)	-	-
Restructuring costs, bus. disposition loss	-	-	-	-	2,764	2,764	9,285	2,878	-	-	2,764
Goodwill impairment	-	-	-	-	-	-	39,174	-	-	-	-
Adjusted EBIT	$ 14,744	$ 9,736	$ 6,546	$ 13,078	$ 24,282	$ 111	$ 46,023	$ 90,821	$123,033	$ 74,368	$53,642
Adjusted EBIT margin	9.5%	7.5%	5.0%	8.9%	13.6%		7.4%	13.1%	15.6%	11.6%	9.2%
Adjusted EBITDA	$ 18,826	$ 13,930	$ 10,577	$ 16,984	$ 27,781		$ 64,601	$ 107,445	$139,282	$ 90,594	$69,272
Diluted EPS	$ 0.39	$ 0.18	$ 0.13	$ 0.25	$ 0.45		$ (0.66)	$ 1.48	$ 2.52	$ 1.66	$ 1.01
Per share effect of special items	-	-	-	-	0.08		1.29	(0.06)	(0.18)	-	0.08
Diluted EPS ex-special items	$ 0.39	$ 0.18	$ 0.13	$ 0.25	$ 0.53		$ 0.63	$ 1.42	$ 2.34	$ 1.66	$ 1.09

In these materials the Company refers various non-GAAP measures, including EBIT, EBITDA and Diluted EPS ex-special items. The Company uses these measures to evaluate its performance and believes these measures are helpful to investors in assessing its performance. These measures are not alternatives to net income or diluted earnings per share and are not measures of cash available to the Company.

Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 29

Appendix – T-3 Reconciliations

T-3 Energy Services, Inc.
Reconciliation of Net Income to EBITDA and Adjusted EBITDA
$ Millions

	2004	2005	2006	2007	2008	2009	TTM 06/10
Net Income	1.5	4.5	18.1	25.3	13.0	16.2	12.8
Loss from Discontinued Operations, Net of Tax	1.4	3.5	0.3	1.3	-	-	(0.1)
GAAP Income from Continuing Operations	2.9	8.0	18.4	26.6	13.0	16.2	12.7
Provision for Income Taxes	1.3	4.4	10.2	14.9	14.4	7.1	4.8
Depreciation and Amortization	2.5	3.2	3.5	5.0	8.3	8.9	9.2
Interest Expense	2.3	1.5	0.9	1.2	2.4	0.8	0.7
Interest Income	(0.2)	(0.1)	(0.1)	(0.9)	(0.1)	-	-
EBITDA	8.8	17.0	32.9	46.8	38.0	33.0	27.4
CEO Severance Costs						3.9	
Acquisition Costs						0.3	
Goodwill Impairment					23.5		
Strategic Alternatives Costs					4.7		
CEO Change of Control Costs				2.5			
Public Offering Costs		0.6	0.4				
Adjusted EBITDA	8.8	17.6	33.3	49.3	66.2	37.2	27.4

EBITDA and Adjusted EBITDA are non-GAAP financial measures. We use these measures to evaluate our businesses. EBITDA and Adjusted EBITDA are not, however, a measure of performance calculated in accordance with accounting principles generally accepted in the United States and should not be considered as alternatives to net income as a measure of our operating results. EBITDA and Adjusted EBITDA are not measures of cash available for use by management.

Robbins & Myers and T-3 Energy Services Investor Presentation...October 6, 2010 30